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                         NON-NEGOTIABLE PROMISSORY NOTE



$2,000,000                                            New York, New York
                                                          May 4, 1995


         FOR VALUE RECEIVED, the undersigned, Marc P. Shore (the "Maker"), the Vice Chairman of the Board and President of Shorewood Packaging Corporation, a Delaware corporation (the "Payee"), hereby promises to pay to the order of Payee the principal sum of $2,000,000 on May 4, 2000, together with interest thereon at an annual rate of interest equal to the Applicable Federal Rate (defined below), payable quarterly in arrears on January 1, April 1, July 1 and October 1 of each year, commencing July 1, 1995. Interest on this Note shall be calculated on the basis of a year of 365 days for the actual number of days elapsed in any period in which interest is payable (including the first day but excluding the last day). Interest on this Note shall be adjusted on the first day of each month based upon the Applicable Federal Rate in effect at the close of business on the last business day of the immediately preceding month. All payments of the principal of and interest on this Note shall be made in immediately available funds in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts to the Payee at its principal executive offices in the City of New York. Whenever any payment under this Note is due on a Saturday, Sunday or any other day on which banks in the City of New York are required or permitted by law to be closed, such payment shall be made on the next succeeding day on which banks in the City of New York are not required or permitted by law to be closed, and such extensions of time shall be included in the computation of the amount of interest which is payable hereunder. As used hereinabove, "Applicable Federal Rate" means the rate of interest for term loans as set forth in Internal Revenue Code Section 7872(f), as it may be amended from time to time, and as such rate may be published from time to time by the United States Department of the Treasury.
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                 (i)      Promissory Note.  This Note evidences a loan made by
Payee to Maker.

                 (ii) Prepayment. The Maker may, without premium or penalty, at any time and from time to time, prepay all or any portion of the outstanding principal amount of this Note, together with interest accrued on the principal amount to be prepaid through the date of prepayment. Partial prepayments shall be applied first to accrued and unpaid interest, and then to unpaid principal.

                 (iii) Mandatory Prepayments. (a) If the aggregate base salary and cash bonus (the "Aggregate Compensation") earned by the Maker on account of his employment by the Payee in any given fiscal year of the Payee exceeds $750,000 (the amount by which Maker's Aggregate Compensation exceeds $750,000 is to be referred to herein as the "Excess Payment"), then, on the date as of which such cash bonus is payable to Maker, the Maker shall prepay a portion of this Note equal to the lesser of (i) the then outstanding principal amount of this Note and all accrued and unpaid interest thereon and (ii) the "Mandatory Prepayment Amount" (defined below). In such event, Payee is hereby authorized to withhold from Maker's cash bonus the amount to be so prepaid, as described above. Mandatory prepayments pursuant to this paragraph shall be applied first to accrued and unpaid interest, and then to unpaid principal under this Note. As used herein, "Mandatory Prepayment Amount" means an amount equal to the sum of (i) 50% of the first $250,000 of the Excess Amount plus
(ii) 100% of the amount, if any, by which the Excess Amount exceeds $250,000.

                          (b)     Notwithstanding anything to the contrary
contained herein, if Maker voluntary resigns from the employ of the Payee or his employment by the Payee is otherwise terminated "for cause", the then outstanding principal amount of this Note and all accrued and unpaid interest thereon shall become due and payable immediately.


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                 (iv)     Remedies.  If Maker shall fail to make the payment of
the principal of or interest on this Note when the same shall become due and payable hereunder, the Payee may exercise any right, power or remedy permitted to it by law, either by suit or equity or by action at law, or both. Maker hereby waives presentment, protest, notice of protest, notice of dishonor, diligence in collection, and any and all other notices in matters of a like nature to the maximum extent permitted by law. No remedy conferred upon the Payee by this Note is intended to be exclusive of any other remedy, and each and every remedy shall be cumulative and shall be in addition to every other remedy given hereunder or now or hereafter existing at law, in equity or otherwise. No course of dealing on the part of the Payee, nor any delay or failure on the part of the Payee to exercise any right or power under this Note, shall operate as a waiver of such right or power or otherwise prejudice the rights, powers and remedies of the Payee. No waiver of a default, right or remedy by the Payee shall be effective unless it is set forth in a written instrument which is executed by the Payee; and no such waiver shall be deemed to be a waiver of any other or subsequent default, right or remedy. No failure to require compliance with any covenant, term, condition or other provision of this Note shall constitute a waiver by the Payee of any such covenant, term, condition or other provision, or of any event of default in connection therewith.

                 (v)      Miscellaneous.

                 5.1 The Maker hereby agrees to (i) promptly reimburse the Payee for the costs and expenses, including, but not limited to, reasonable attorneys' fees and expenses, which the Payee may incur in connection with the collection of this Note or the enforcement of its rights hereunder and (ii) pay all sums which are payable by it under this Note without counterclaim, setoff, deduction or defense.

                 5.2 This Note (i) may only be modified by a written instrument which is executed by the Maker and the Payee, (ii) shall inure to the benefit of the Payee and its successors and assigns, and


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shall be binding upon the Maker and its successors and assigns, and (iii) shall be governed by, and construed in accordance with, the laws of the State of New York applicable to contracts made and to be wholly performed therein. The captions herein contained are for the sole purpose of convenience of reference, and shall not in any way affect or limit the meaning or interpretation of any of the provisions hereof.

                 5.3      EACH OF THE MAKER AND THE PAYEE HEREBY IRREVOCABLY
(I) SUBMITS TO THE JURISDICTION OF ANY NEW YORK STATE OR FEDERAL COURT SITTING IN NEW YORK CITY IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS NOTE, (II) AGREES THAT ALL CLAIMS IN RESPECT OF SUCH ACTION OR PROCEEDING MAY BE HEARD OR DETERMINED IN SUCH NEW YORK STATE OR FEDERAL COURT, (III) WAIVES PERSONAL SERVICE OF ANY AND ALL PROCESSES UPON IT IN CONNECTION WITH ANY SUCH ACTION OR PROCEEDING, AND CONSENTS TO THE SERVICE OF SUCH PROCESS BY THE MAILING OF COPIES THEREOF IN THE MANNER SET FORTH IN THE IMMEDIATELY PRECEDING PARAGRAPH, (IV) WAIVES ANY OBJECTION TO ANY SUCH ACTION OR PROCEEDING BASED UPON FORUM NON CONVENIENS OR VENUE, AND (V) WAIVES ANY RIGHT TO A TRIAL BY JURY IN ANY SUCH ACTION OR PROCEEDING AND AGREES THAT ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY; PROVIDED, HOWEVER, THAT NOTHING HEREIN CONTAINED SHALL EFFECT THE RIGHT OF THE PAYEE TO SERVE LEGAL PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR AFFECT THE RIGHT OF THE PAYEE TO BRING ANY ACTION OR PROCEEDING AGAINST THE MAKER OR ITS PROPERTY IN THE COURTS OF ANY OTHER JURISDICTION. EACH OF THE MAKER AND THE PAYEE HEREBY AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING


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SHALL BE CONCLUSIVE, AND MAY BE ENFORCED IN ANY OTHER JURISDICTION BY SUIT UPON
THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW.

                 5.4 This Note is transferable only upon the express written consent of Maker.

                 IN WITNESS WHEREOF, the Maker has caused this Note to be duly executed and delivered by it as of the date first above written.




                                  By: /s/ Marc. P. Shore
                                     -------------------
                                     Marc P. Shore


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